Effective January 1, 2012, the sub-section entitled “Investment Adviser” beneath the main heading "Management of the Fund" is restated as follows, up to but not including the sub-heading "Disclosure of Portfolio Holdings":

Investment Adviser
MFS, located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund.  Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended December 31, 2010, the fund paid MFS an effective management fee equal to 0.70% of the fund’s average daily net assets.

The management fee set forth in the fund’s Investment Advisory Agreement is 0.70% of the fund's average daily net assets annually up to $1 billion and 0.65% of the fund's average daily net assets annually in excess of $1 billion.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s annual report for the one year period that ended December 31, 2010.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $226 billion as of October 31, 2011.